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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15 OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 3, 2006

                               HEALTHEXTRAS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      0-31014               52-2181356
(State or other Jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)           Identification No.)

               800 KING FARM BOULEVARD, ROCKVILLE, MARYLAND 20850
                    (Address of principal executive offices)

                                 (301) 548-2900
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01       REGULATION FD DISCLOSURE.
                ------------------------

         The Registrant's PBM division, Catalyst Rx, has been selected by Wellmark Incorporated, which does business as Wellmark Blue Cross and Blue Shield of Iowa, to administer comprehensive pharmacy benefit programs for more than 1.3 million members, beginning July 1, 2006. This selection is subject to execution of a definitive contract. See the attached press release for additional information.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

                (a) Financial Statements of Businesses Acquired: Not applicable

                (b) Pro Forma Financial Information: Not applicable

                (c) Exhibits

                    Number           Description
                    ------           -----------

                    99.1             Press Release Dated January 3, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 3, 2006                         By:   /s/ Michael P. Donovan
                                                     ---------------------------
                                                     Michael P. Donovan
                                                     Chief Financial Officer and
                                                     Chief Accounting Officer

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